UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

LINN ENERGY, LLC

(Exact name of registrant as specified in its charters)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 29, 2012, Linn Energy, LLC (the “Company”) filed a Prospectus Supplement relating to the issuance and sale of units representing limited liability company interests in the Company (the “Units”) pursuant to an Equity Distribution Agreement dated August 23, 2011 between the Company and Citigroup Global Markets Inc., entry into which was previously reported on the Company’s Current Report on Form 8-K filed August 23, 2011. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-184647) of the Company, as supplemented by the Prospectus Supplement dated October 29, 2012 relating to the Units, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on October 29, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Baker Botts L.L.P. regarding the legality of the Units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC

Date: October 29, 2012	By:	/s/ Candice J. Wells
Candice J. Wells
Corporate Secretary